                                                                    Exhibit 99.2
                                                                    ------------

                              AUTOCYTE AND NEOPATH

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements and explanatory notes are presented to show the impact on the historical financial position and results of operations of AutoCyte assuming the proposed business combination of AutoCyte and NeoPath, which is expected to be accounted for using the pooling of interests method of accounting, had occurred. Both AutoCyte and NeoPath have a calendar year end.

     In the proposed NeoPath business combination, each outstanding share of NeoPath common stock will be exchanged for 0.7903 shares of AutoCyte common stock. Based on a total of approximately 17,440,000 shares of NeoPath common stock outstanding on June 30, 1999, AutoCyte would issue approximately 13,783,000 shares of AutoCyte common stock. AutoCyte will pay cash in lieu of fractional shares. AutoCyte also will convert any remaining unexercised NeoPath stock options into AutoCyte stock options at the exchange ratio.

     The unaudited pro forma combined condensed balance sheet reflects the combined historical balance sheets of AutoCyte and NeoPath at June 30, 1999. The unaudited pro forma combined condensed statements of operations for the years ended December 31, 1998, 1997 and 1996 and for the six months ended June 30, 1999 and 1998 reflect the combined historical operating results of AutoCyte and NeoPath for such periods. The historical operating results of AutoCyte for the year ended December 31, 1996 reflect the operations of its predecessor from January 1, 1996 through November 21, 1996 and the operations of AutoCyte from November 22, 1996 (inception) through December 31, 1996.

     The unaudited pro forma combined condensed results presented do not reflect any incremental direct costs, potential cost savings or revenue enhancements which may result from the consolidation of certain operations of AutoCyte and NeoPath. Therefore, the unaudited pro forma combined condensed statements of operations may not be indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings and/or revenue enhancements that may be realized following consummation of the proposed transaction.

     The unaudited pro forma combined condensed financial data are not necessarily indicative of the results that would have been obtained had the business combination occurred prior to the dates presented. The unaudited pro forma combined condensed financial data should be read in conjunction with the related historical financial statements and notes thereto of AutoCyte and NeoPath appearing in this joint proxy statement/prospectus.

                              AUTOCYTE AND NEOPATH

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 JUNE 30, 1999

                                             HISTORICAL
                                    ----------------------------     PRO FORMA     AUTOCYTE AND NEOPATH
                                      AUTOCYTE        NEOPATH       ADJUSTMENTS         PRO FORMA
                                    ------------   -------------   -------------   --------------------
                                                ASSETS
Current assets:
  Cash, cash equivalents and
     securities
     available-for-sale...........  $ 11,817,123   $   9,910,646   $          --      $  21,727,769
  Accounts receivable.............       980,642       3,017,766              --          3,998,408
  Inventory.......................     3,229,746       8,912,247              --         12,141,993
  Other current assets............       409,011         421,677              --            830,688
                                    ------------   -------------   -------------      -------------
          Total current assets....    16,436,522      22,262,336              --         38,698,858
  Customer use assets.............       858,917      15,087,925              --         15,946,842
  Property and equipment..........     1,742,712       2,543,302              --          4,286,014
  Deposits and other assets.......            --         802,769              --            802,769
  Intangible assets...............    13,348,886              --              --         13,348,886
                                    ------------   -------------   -------------      -------------
          Total assets............  $ 32,387,037   $  40,696,332   $          --      $  73,083,369
                                    ============   =============   =============      =============

                                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable................  $  1,853,503   $   1,494,461   $   2,600,000(1)   $   5,947,964
  Accrued expenses................       655,517       2,480,458              --          3,135,975
  Deferred revenue................       415,693         265,217              --            680,910
  Current portion of long-term
     debt.........................       284,557       2,534,170              --          2,818,727
                                    ------------   -------------   -------------      -------------
          Total current
            liabilities...........     3,209,270       6,774,306       2,600,000         12,583,576
Long-term debt, less current
  portion.........................       833,300              --              --            833,300
Other long-term liabilities.......        87,240          31,255              --            118,495
Stockholders' equity:
Common stock......................       142,864     156,329,799    (156,191,969)(2)        280,694
Additional paid-in capital........    59,068,268              --     156,191,969(2)     215,260,237
Deferred compensation.............    (1,449,134)             --              --         (1,449,134)
Accumulated deficit...............   (29,504,771)   (122,439,028)     (2,600,000)(1)   (154,543,799)
                                    ------------   -------------   -------------      -------------
          Total stockholders'
            equity................    28,257,227      33,890,771      (2,600,000)        59,547,998
                                    ------------   -------------   -------------      -------------
          Total liabilities and
            stockholders'
            equity................  $ 32,387,037   $  40,696,332   $          --      $  73,083,369
                                    ============   =============   =============      =============

---------------
(1) To accrue additional non-recurring direct transaction costs (as currently estimated by management), which are anticipated to be incurred in connection with the NeoPath transaction.

(2) To reflect that each outstanding share of NeoPath common stock will be exchanged for 0.7903 shares of AutoCyte common stock. Based on a total of approximately 17,440,000 shares of NeoPath common stock outstanding on June 30, 1999. AutoCyte would issue approximately 13,783,000 shares of AutoCyte common stock in the merger. AutoCyte will pay cash in lieu of fractional shares.

                              AUTOCYTE AND NEOPATH

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999

                                             HISTORICAL
                                      -------------------------     PRO FORMA      AUTOCYTE AND NEOPATH
                                       AUTOCYTE       NEOPATH     ADJUSTMENTS(1)        PRO FORMA
                                      -----------   -----------   --------------   --------------------
Sales...............................  $ 2,349,410   $ 4,965,287   $          --        $  7,314,697
Cost of sales.......................    1,811,473     2,752,375              --           4,563,848
                                      -----------   -----------   -------------        ------------
Gross profit........................      537,937     2,212,912              --           2,750,849
Operating Expenses
  Research and development..........    2,285,589     4,780,220              --           7,065,809
  Selling, general, and
     administrative.................    3,628,373     5,694,641              --           9,323,014
  Nonrecurring expenses.............    3,481,235       495,644              --           3,976,879
                                      -----------   -----------   -------------        ------------
                                        9,395,197    10,970,505              --          20,365,702
                                      -----------   -----------   -------------        ------------
  Operating loss....................   (8,857,260)   (8,757,593)             --         (17,614,853)
  Interest income...................      412,096       300,961              --             713,057
  Interest expense..................      (61,673)     (160,888)             --            (222,561)
                                      -----------   -----------   -------------        ------------
  Net loss..........................  $(8,506,837)  $(8,617,520)  $          --        $(17,124,357)
                                      ===========   ===========   =============        ============
Net loss per common share (basic and
  diluted)..........................  $     (0.65)                                     $      (0.65)
                                      ===========                                      ============
Weighted-average common shares
  outstanding.......................   13,163,406                                        26,443,734
                                      ===========                                      ============

---------------
(1) Additional non-recurring direct transaction costs of approximately $2,600,000 (as currently estimated by management), are anticipated to be incurred in connection with the NeoPath transaction. Such costs will be expensed as incurred, and have not been reflected in the unaudited pro forma combined condensed statement of operations.

                              AUTOCYTE AND NEOPATH

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998

                                             HISTORICAL
                                     --------------------------     PRO FORMA     AUTOCYTE AND NEOPATH
                                      AUTOCYTE       NEOPATH       ADJUSTMENTS         PRO FORMA
                                     -----------   ------------   -------------   --------------------
Sales..............................  $ 2,279,518   $  7,871,156   $          --       $ 10,150,674
Cost of sales......................    1,481,306      4,412,600              --          5,893,906
                                     -----------   ------------   -------------       ------------
Gross profit.......................      798,212      3,458,556              --          4,256,768
Operating Expenses
  Research and development.........    2,273,333      5,957,243              --          8,230,576
  Selling, general, and
     administrative................    3,841,632      9,835,832              --         13,677,464
                                     -----------   ------------   -------------       ------------
                                       6,114,965     15,793,075              --         21,908,040
                                     -----------   ------------   -------------       ------------
  Operating loss...................   (5,316,753)   (12,334,519)             --        (17,651,272)
  Interest income..................      721,672        633,076              --          1,354,748
  Interest expense.................       (7,831)       (24,567)             --            (32,398)
                                     -----------   ------------   -------------       ------------
  Net loss.........................  $(4,602,912)  $(11,726,010)  $          --       $(16,328,922)
                                     ===========   ============   =============       ============
Net loss per common share (basic
  and diluted).....................  $     (0.36)                                     $      (0.68)
                                     ===========                                      ============
Weighted-average common shares
  outstanding......................   12,637,903                                        24,051,628
                                     ===========                                      ============

                              AUTOCYTE AND NEOPATH

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                            HISTORICAL
                                    ---------------------------     PRO FORMA     AUTOCYTE AND NEOPATH
                                      AUTOCYTE       NEOPATH       ADJUSTMENTS         PRO FORMA
                                    ------------   ------------   -------------   --------------------
Sales.............................  $  4,769,686   $ 12,078,936   $          --       $ 16,848,622
Cost of sales.....................     2,982,198      6,711,314              --          9,693,512
                                    ------------   ------------   -------------       ------------
Gross profit......................     1,787,488      5,367,622              --          7,155,110
Operating Expenses
  Research and development........     4,700,003     11,269,363              --         15,969,366
  Selling, general, and
     administrative...............     7,457,968     17,950,151              --         25,408,119
  Write-off of intangible
     assets.......................            --      3,084,289              --          3,084,289
                                    ------------   ------------   -------------       ------------
                                      12,157,971     32,303,803              --         44,461,774
                                    ------------   ------------   -------------       ------------
  Operating loss..................   (10,370,483)   (26,936,181)             --        (37,306,664)
  Interest income.................     1,301,078      1,008,638              --          2,309,716
  Interest expense................       (20,667)      (253,038)             --           (273,705)
                                    ------------   ------------   -------------       ------------
  Net loss........................  $ (9,090,072)  $(26,180,581)  $          --       $(35,270,653)
                                    ============   ============   =============       ============
Net loss per common share (basic
  and diluted)....................  $      (0.72)                                     $      (1.46)
                                    ============                                      ============
Weighted-average common shares
  outstanding.....................    12,664,223                                        24,098,206
                                    ============                                      ============

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

                                            HISTORICAL
                                    ---------------------------     PRO FORMA     AUTOCYTE AND NEOPATH
                                      AUTOCYTE       NEOPATH       ADJUSTMENTS         PRO FORMA
                                    ------------   ------------   -------------   --------------------
Sales.............................  $  2,667,837   $ 10,824,380   $          --       $ 13,492,217
Cost of sales.....................     1,952,691      4,774,920              --          6,727,611
                                    ------------   ------------   -------------       ------------
Gross profit......................       715,146      6,049,460              --          6,764,606
Operating Expenses
  Research and development........     4,461,881     14,248,669              --         18,710,550
  Selling, general, and
     administrative...............     6,532,551     17,745,936              --         24,278,487
                                    ------------   ------------   -------------       ------------
                                      10,994,432     31,994,605              --         42,989,037
                                    ------------   ------------   -------------       ------------
  Operating loss..................   (10,279,286)   (25,945,145)             --        (36,224,431)
  Interest income.................       772,563      2,399,117              --          3,171,680
  Interest expense................    (1,478,150)       (50,884)             --         (1,529,034)
                                    ------------   ------------   -------------       ------------
  Net loss........................  $(10,984,873)  $(23,596,912)  $          --       $(34,581,785)
                                    ============   ============   =============       ============
Net loss per common share (basic
  and diluted)....................  $      (1.59)                                     $      (1.91)
                                    ============                                      ============
Weighted-average common shares
  outstanding.....................     6,903,290                                        18,123,422
                                    ============                                      ============

                              AUTOCYTE AND NEOPATH

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                            HISTORICAL
                                    ---------------------------     PRO FORMA     AUTOCYTE AND NEOPATH
                                    AUTOCYTE(1)      NEOPATH       ADJUSTMENTS         PRO FORMA
                                    ------------   ------------   -------------   --------------------
Sales.............................  $  1,876,398   $  3,061,849   $          --       $  4,938,247
Cost of sales.....................     2,908,824      1,904,559              --          4,813,383
                                    ------------   ------------   -------------       ------------
Gross profit......................    (1,032,426)     1,157,290              --            124,864
Operating Expenses
  Research and development........     4,365,600     11,202,375              --         15,567,975
  Selling, general, and
     administrative...............    12,490,482     11,295,228              --         23,785,710
                                    ------------   ------------   -------------       ------------
                                      16,856,082     22,497,603              --         39,353,685
                                    ------------   ------------   -------------       ------------
Operating loss....................   (17,888,508)   (21,340,313)             --        (39,228,821)
Interest income...................        42,431      3,741,843              --          3,784,274
Interest expense..................            --        (56,813)             --            (56,813)
                                    ------------   ------------   -------------       ------------
Net loss(2).......................  $(17,846,077)  $(17,655,283)  $          --       $(35,501,360)
                                    ============   ============   =============       ============

---------------
(1) Reflects the operations of AutoCyte's predecessor from January 1, 1996 through November 21, 1996 and the operations of AutoCyte from November 22, 1996 (inception) through December 31, 1996.

(2) Net loss per share is not disclosed since AutoCyte's predecessor operated as a wholly owned subsidiary of Roche Holding Ltd. prior to the formation of Autocyte in November 1996.